UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): June 30, 2023

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 28, 2023, CVR Supply & Trading, LLC (“CVR S&T”), an indirect subsidiary of CVR Energy, Inc. (the “Company”), entered into a Crude Oil Supply Agreement (the “Agreement”) with Gunvor USA LLC (“Gunvor”), a subsidiary of Gunvor Group Ltd. The Agreement will commence on January 1, 2024, and has a term of 24 months, subject to automatic one-year renewals thereafter in the absence of either party providing 180 days notice of termination.

Pursuant to the Agreement, Gunvor will be CVR S&T’s exclusive supplier of certain crude oil and intermediation logistics in connection with deliveries of crude oil beginning on or about January 1, 2024, helping to reduce the amount of crude oil inventory held by CVR S&T at certain locations and mitigate crude oil pricing risk. Under the Agreement, Gunvor will (i) purchase and hold title to certain crude oil; and (ii) sell such crude oil to CVR S&T for processing operations at the Company’s refineries in Wynnewood, Oklahoma and Coffeyville, Kansas (collectively, the “Refineries”). The Agreement also grants Gunvor the right to store and transport the crude oil purchased and sold to CVR S&T under the Agreement pursuant to certain of CVR S&T’s transportation and storage rights. The crude oil to be purchased and sold pursuant to the Agreement constitutes the majority of the non-gathered crude oil processed at the Refineries.

The Agreement will replace the Second Amended and Restated Crude Oil Supply Agreement between CVR S&T and Vitol Inc., which will terminate according to previously disclosed terms, on December 31, 2023.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which will be filed with the Company’s quarterly report on Form 10-Q for the quarter ending June 30, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2023

CVR Energy, Inc.

By:	/s/ Dane J. Neumann
Dane J. Neumann
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary